Accounts Receivable, Net	12 Months Ended
Dec. 31, 2024
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET
6.	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consisted of the following:

	As of December 31,
	2024	2023

Accounts receivables	11,238	4,150
Allowances for credit losses	(312)	(312)
Accounts receivables, net	10,926	3,838

As of December 31, 2024, the Company holds a receivable with a principal amount of $10.93 million, of which $8.28 million is secured by BTC. The secured portion of the receivable bears interest at an annual rate of 7.5% with the obligation maturing on February 2026 unless early repayment by the customer. The customer is required to maintain BTC collateral with a fair value of at least 70% of the outstanding secured receivable balance (the “Collateral Coverage Requirement”). The Company regularly monitors the fair value of the BTC collateral and may request additional BTC if its value falls below the stipulated threshold. Failure by the customer to meet the Collateral Coverage Requirement or to repay the secured receivable in full may result in the Company liquidating the BTC collateral to recover the outstanding amount. None of the balances in 2023 were secured by BTC collateral.

The following table presents the activity in the allowance for credit losses for the years ended December 31, 2024, and 2023:

	As of December 31,
	2024	2023

Opening balance	312	608
Credit loss expense	-	-
Charged off	-	(296)
Closing balance	312	312